FPA CAPITAL FUND, INC.
SUPPLEMENT DATED MAY 22, 2009 TO PROSPECTUS DATED JULY 29, 2008

THE SECTION "PURCHASES SUBJECT TO A 2% REDEMPTION FEE" UNDER THE CAPTION "PURCHASE, PRICING AND SALE OF SHARES" IS REVISED TO ADD ITEM (E) AS FOLLOWS, EFFECTIVE MAY 22, 2009:

(e)  accounts that collectively invest in the Fund or other FPA Funds at least $2,500,000 at time of purchase (including the value of all presently held shares of the FPA Funds).